UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 18, 2006 (January 12, 2006)

REFCO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32604	20-2537426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One World Financial Center 200 Liberty Street, Tower A New York, New York	10281
(Address of Principal Executive Offices)	(Zip Code)

(Registrant's Telephone Number, Including Area Code)   (212) 693-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 13, 2006, Refco Inc. ("Refco") issued a press release (the "Press Release") announcing that Stephen M. Brecher (66), CPA, CIRA and a member of the New York Bar, had been appointed to serve as an independent member of Refco's board of directors.

Mr. Brecher is presently a Managing Director of Greenwich Corporate Strategy Group LLC. Previously, he served as a Principal at XRoads Solutions Group, an international consulting firm. Mr. Brecher was with KPMG (and its predecessor Peat Marwick) from June 1967 to June 2000 where he was the partner-in-charge of the firm's International Bank Practice. Mr. Brecher will serve on the Executive Committee of Refco's board of directors.

Refco also announced that all of its current directors resigned from the board, effective January 12, 2006.

The Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release, dated January 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REFCO INC.

Date: January 18, 2006
	By:	/s/ Harrison J. Goldin
Harrison J. Goldin
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release, dated January 13, 2006